As Filed with the Securities and Exchange Commission on June 30, 1999

                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                    _________________________________

                                  FORM 8-K

                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):
                               June 23, 1999

                      BANK OF AMERICA CORPORATION
        (Exact name of registrant as specified in its charter)

                                Delaware
                       (State of Incorporation)

                                 1-6523
                       (Commission File Number)

                              56-0906609
                  (IRS Employer Identification No.)

                       100 North Tryon Street
                     Charlotte, North Carolina
              (Address of principal executive offices)

                                 28255
                              (Zip Code)

                            (704) 386-5000
        (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS.

    A.   Repurchase of Common Stock

     On June 23, 1999, Bank of America Corporation (the "Registrant") announced its intent to repurchase from time to time up to 130 million shares of its common stock in open market, accelerated buyback or private transactions. A copy of the press release announcing the repurchase program is filed as Exhibit
99.1 to this Current Report on Form 8-K.

    B.   Redemption of $2.50 Cumulative Convertible Preferred
Stock, Series BB

     On June 24, 1999, the Registrant announced the exercise of its right to redeem its $2.50 Cumulative Convertible Preferred Stock, Series BB. A copy of the press release announcing the exercise of the right to redeem the $2.50 Cumulative Convertible Preferred Stock, Series BB is filed as Exhibit 99.2 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    The following exhibits are filed herewith:

    EXHIBIT NO.          DESCRIPTION OF EXHIBIT

    99.1 News Release disseminated on June 23, 1999 regarding an authorization by the Board of Directors of the Registrant to repurchase up to 130 million shares of the Registrant's common stock

    99.2 News Release disseminated on June 24, 1999 regarding the redemption of the Registrant's
              $2.50 Cumulative Convertible Preferred Stock,
              Series BB


                           SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             BANK OF AMERICA CORPORATION

                             By: /s/ TERESA M. BRENNER
                                     Teresa M. Brenner
                                     Assistant General Counsel

Dated: June 30, 1999




                         EXHIBIT INDEX

    EXHIBIT NO.             DESCRIPTION OF EXHIBIT

    99.1 News Release disseminated on June 23, 1999 regarding an authorization by the Board of Directors of the Registrant to repurchase up to 130 million shares of the Registrant's common stock

    99.2 News Release disseminated on June 24, 1999 regarding the redemption of the Registrant's
              $2.50 Cumulative Convertible Preferred Stock,
              Series BB